UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2020

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 6, 2020, The Kraft Heinz Company (the “Company”) announced the appointment of Flavio Torres, age 50, as Head of Global Operations. Mr. Torres will lead Global Operations, including Manufacturing, Logistics and Quality. He joins the Company from Anheuser-Busch Inbev SA/NV (“AB InBev”), a multinational drink and brewing holdings company and one of the world’s largest consumer goods companies. Mr. Torres most recently served as Global Operations VP of AB InBev from 2017 to 2019 and as Supply Chain VP at Ambev S.A., a subsidiary of AB InBev, from 2014 to 2016. The Compensation Committee of the Board of Directors approved the terms of Mr. Torres’ new compensation as follows: annual base salary of $455,000 and annual incentive target opportunity of 175% of base salary. Mr. Torres will be eligible to participate in the Company’s Bonus Swap Program, which would allow him to invest a portion of his annual bonus towards the purchase of shares of the Company’s common stock. The Company would in turn grant a matching contribution of restricted stock units that vest on terms and conditions determined by the Compensation Committee. He will receive a one-time equity grant having a value of $6 million, to be allocated equally between performance share units and restricted stock units and to be awarded as part of the Company’s annual grant cycle. In addition, Mr. Torres will also receive a one-time grant of restricted stock units having a value equal to $455,000. Mr. Torres has no familial relationships nor related person transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

January 6, 2020	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary

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